UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934
                    (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                   SEABOARD CORPORATION

     (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:______________________________________________________________
    (2) Aggregate number of securities to which transaction applies:______________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________
    (4)  Proposed maximum aggregate value of transaction:______________________
    (5)  Total fee paid:_______________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check  box  if  any  part  of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount previously paid:_______________________________________________
    (2)  Form, Schedule or Registration Statement No.:_________________________
    (3)  Filing party:_________________________________________________________
    (4)  Date filed:___________________________________________________________

                   SEABOARD CORPORATION

                   9000 West 67th Street
                   Merriam, Kansas 66202

         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      APRIL 25, 2016

     Notice is hereby given that the 2016 Annual Meeting of
Stockholders   of   Seaboard   Corporation,   a    Delaware
corporation,  will be held at the Westin  Waltham,  70  3rd
Avenue, Waltham, Massachusetts, on Monday, April 25, 2016, commencing at 1:30 p.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:
     1. To elect four directors to hold office until the 2017 annual meeting of stockholders and until their respective successors are duly elected and qualified;

     2.  To consider and act upon ratification and approval
         of  the  selection  of KPMG LLP as the independent
         auditors  of   Seaboard   for   the  year   ending
         December 31, 2016;

     3. To consider and act upon a stockholder proposal, if introduced at the meeting, as described in the accompanying proxy statement; and

     4. To transact such other business as properly may come before the meeting.

     The Board of Directors has fixed the close of business on February 24, 2016, as the record date for determination of the stockholders entitled to notice of, and to vote at, the annual meeting.
                              By order of the Board of Directors,

                              David M. Becker,
                              Senior Vice President, General Counsel
                              and Secretary

March 10, 2016

YOUR  VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO  ATTEND
THE MEETING, PLEASE FOLLOW THE SPECIFIC VOTING INSTRUCTIONS
APPEARING  ON  THE  ENCLOSED  PROXY  CARD  AS  PROMPTLY  AS
POSSIBLE  IN  ORDER  TO ENSURE YOUR REPRESENTATION  AT  THE
MEETING.

   IMPORTANT NOTICE Regarding the Availability of Proxy Materials
      For the Stockholder Meeting to be held on April 25, 2016

This  notice  of  annual  meeting  and  accompanying  proxy
materials  are  available  to  you  on  the  Internet.   We
encourage you to review all of the important information contained in the proxy materials before voting.

  Our Company's Proxy Statement, Annual Report and other
                      proxy materials
             to Stockholders are available at:
 https://www.seaboardcorp.com/investors (under "Investor"
                  and "SEC Filings" tabs)

                 SEABOARD CORPORATION
                 9000 West 67th Street
                Merriam, Kansas  66202

                    PROXY STATEMENT
            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 25, 2016

                                         March 10, 2016
Date, Time and Place of the Meeting

  This  proxy statement is furnished in connection with
the  solicitation  of proxies for  use  at  the  annual
meeting   of   stockholders  of  Seaboard   Corporation
("Seaboard")  to  be held on Monday,  April  25,  2016,
commencing  at  1:30  p.m.,  local  time,  and  at  any
adjournment  thereof.  The meeting is  called  for  the
purposes  set forth in the foregoing Notice  of  Annual
Meeting, and will be held at the Westin Waltham, 70 3rd
Avenue,   Waltham,  Massachusetts.   You   may   obtain
directions to the location of the annual meeting by calling us at (913) 676-8800.

Stockholders Entitled to Vote at the Meeting

  Stockholders  of record as of the close  of  business
on  the  February 24, 2016 record date are entitled  to
notice  of, and to vote at, the annual meeting  and  at
any      adjournment     thereof.      Seaboard     had
1,170,550.24 shares of common stock, $1.00 par value, outstanding and entitled to vote as of the record date.
Each such share of common stock is entitled to one vote on each matter properly to come before the annual meeting. This proxy statement and the enclosed form of proxy were first sent or given to stockholders on or about March 10, 2016.

Quorum Requirement

  A  quorum  of  stockholders is necessary  to  hold  a
valid meeting.  A majority of our outstanding shares of
common  stock on the record date, or 585,275.24 shares,
will  be  needed to establish a quorum for  the  annual
meeting.   Votes  cast at the annual  meeting  will  be
tabulated   by  persons  duly  appointed  to   act   as
inspectors  of  election  and  voting  for  the  annual
meeting.   The inspectors of election and  voting  will
treat  shares  represented by  a  properly  signed  and
returned  proxy  as present at the annual  meeting  for
purposes  of  determining a quorum, without  regard  to
whether  the  proxy  is marked as  casting  a  vote  or
abstaining.  Likewise, the inspectors will treat shares
of  stock represented by proxies reflecting one or more
"broker   non-votes"  as  present   for   purposes   of
determining a quorum. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote with respect to one or more matters; (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity; and (iii) the record holder has indicated on the proxy card or otherwise notified Seaboard that it does not have authority to vote such shares on such matter or matters.

Attending the Meeting and Voting in Person

  If  you plan to attend the annual meeting and vote in
person,  we  will  give you a ballot when  you  arrive.
However,  if your shares are held in the name  of  your
broker, bank or other nominee (commonly referred to  as
being held in "street" name), proof of ownership may be
required  for  you to be admitted to  the  meeting.   A
recent brokerage statement and letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting by Proxy

  The  Board  of Directors solicits your proxy  in  the
form  enclosed for use at the annual meeting.  You  may
vote your shares by completing the proxy card with your
vote,  signature and date, and returning it by mail  in
the   envelope   provided,  or  you  can   follow   the
instructions  on the proxy card to cast your  vote  via
the  Internet or telephone.  Any stockholder  giving  a
proxy  in accordance with the enclosed form may  revoke
it  at  any time before it is exercised.  A stockholder
may  revoke  his  or  her proxy by  delivering  to  the
Secretary of Seaboard a written notice of revocation or
a  duly  executed  proxy bearing a later  date,  or  by
attending  the  meeting and voting in person.   A  duly
completed proxy will be voted at the annual meeting  in
accordance  with  the instructions of the  stockholder.
Where  a  stockholder's  voting  instructions  are  not
specified   in   the   completed  proxy,   the   shares
represented  by  the  proxy will  be  voted  "for"  the
election  of  the nominees for director listed  herein,
"for"  ratification of the selection  of  KPMG  LLP  as
independent  auditors  for  2016,  and  "against"   the
stockholder  proposal described herein.  The  Board  of
Directors  does not know of any matters  that  will  be
brought before the meeting other than those referred to
in the Notice of Annual Meeting.  However, if any other
matter  properly  comes  before  the  meeting,  it   is
intended that the persons named in the enclosed form of proxy, or their substitutes acting thereunder, will vote on such matter in accordance with their discretion and judgment. If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Seaboard will bear all expenses in connection with the solicitation of proxies, including preparing, assembling and mailing this proxy statement. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of Seaboard.
Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses will be paid by Seaboard.

Vote Required

  A   favorable  plurality  of  votes  cast  (a  number
greater  than  those cast for any other candidates)  is
necessary  to elect members of the Board of  Directors.
Accordingly, abstentions or broker non-votes as to  the
election  of directors will not affect the election  of
the  candidates receiving the plurality of votes.   The
other   proposals   set  forth   herein   require   the
affirmative   vote  of  a  majority   of   the   shares
represented  at  the  meeting.  Shares  represented  by
broker non-votes as to such matters are treated as  not
being  present for the purposes of such matters,  while
abstentions  as  to such matters are treated  as  being
present    but   not   voting   in   the   affirmative.
Accordingly, the effect of
broker non-votes is only to reduce the number of shares considered to be present for the consideration of such matters, while abstentions will have the same effect as votes against the matter.

                PRINCIPAL STOCKHOLDERS

  The  following  table sets forth certain  information
as  of  January  29,  2016 (unless otherwise  indicated
below) regarding the beneficial ownership of Seaboard's
common  stock by the only persons known to  us  to  own
beneficially  5  percent or more of  Seaboard's  common
stock.   Unless  otherwise  indicated,  all  beneficial
ownership consists of sole voting and sole investment power.

       Name and Address          Amount and Nature of   Percent
      of Beneficial Owner        Beneficial Ownership  of Class
      _________________________________________________________

      Steven J. Bresky(1)            907,754.24          77.5%
      c/o Seaboard Flour LLC
      1320 Centre Street, Suite 200
      Newton Center, MA 02459

      Seaboard Flour LLC(2)          465,825.69          39.8%
      1320 Centre Street, Suite 200
      Newton Center, MA 02459

      SFC Preferred LLC(2)           428,122.55          36.6%
      1320 Centre Street, Suite 200
      Newton Center, MA  02459

      FMR LLC(3)                      63,672              5.4%
      245 Summer Street
      Boston, MA  02210

_______________

(1) The    shares    reported    include   10  shares  of
    Seaboard's     common    stock    owned     directly;
    465,825.69  shares  of Seaboard's common  stock  that
    may  be  attributed to S. Bresky  by  virtue  of  his
    position as sole manager of Seaboard Flour LLC,  with
    the  right to vote Seaboard shares owned by  Seaboard
    Flour  LLC;  428,122.55 shares of  Seaboard's  common
    stock  that may be attributed to S. Bresky by  virtue
    of     his    position    as    sole    manager    of
    SFC Preferred LLC, with the right to vote Seaboard shares owned by SFC Preferred LLC; 1,775 shares of Seaboard's common stock that may be attributed to
    S. Bresky, as co-trustee of a trust which owns such shares; 4,250 shares of Seaboard's common stock that may be attributed to him as President, Treasurer and a Director of "Bresky Foundation"; 4,651 shares of Seaboard common stock that may be attributed to
    S. Bresky as trustee of trusts which owns such shares; and 3,120 shares of Seaboard common stock that may be attributed to S. Bresky as co-trustee of a trust which owns such shares. All of the common units of Seaboard Flour LLC and SFC Preferred LLC
    (collectively, the "Seaboard Flour Entities") are held by S. Bresky and other members of the Bresky family, including trusts created for their benefit.

(2) S. Bresky,  Chairman  of  the  Board,  President  and
    Chief   Executive  Officer  of  Seaboard,  and  other
    members  of  the  Bresky  family,  including   trusts
    created  for their benefit, beneficially own  all  of
    the  common  units  of the Seaboard  Flour  Entities.
    S.  Bresky is the co-trustee and beneficiary of  some
    of  the  trusts  owning units of the  Seaboard  Flour
    Entities,   and  may  be  deemed  to  have   indirect
    beneficial ownership of Seaboard's common stock held by the Seaboard Flour Entities by virtue of his position as manager of both of the Seaboard Flour
    Entities, with the right to vote Seaboard shares owned by the Seaboard Flour Entities.

(3) FMR  LLC,   along   with   certain of its affiliates,
    has  sole voting power with respect to 17,484  shares
    and   sole   dispositive  power   with   respect   to
    63,672  shares.   Abigail P. Johnson is  a  Director,
    the  Vice  Chairman, the Chief Executive Officer  and
    the  President  of FMR LLC.  Members of  the  Johnson
    family,   including  Abigail  P.  Johnson,  are   the
    predominant  owners, directly or through  trusts,  of
    Series   B   voting  common  shares   of   FMR   LLC,
    representing  49  percent  of  the  voting  power  of
    FMR  LLC.   The  Johnson family group and  all  other
    Series   B   shareholders   have   entered   into   a
    shareholders'  voting  agreement  under   which   all
    Series  B  voting  common shares  will  be  voted  in
    accordance with the majority vote of Series B  voting
    common  shares.  Accordingly, through their ownership
    of  voting  common  shares and the execution  of  the
    shareholders'  voting  agreement,  members   of   the
    Johnson  family  may be deemed, under the  Investment
    Company  Act  of  1940, to form a  controlling  group
    with  respect  to  FMR  LLC.   Neither  FMR  LLC  nor
    Abigail  P.  Johnson has the sole power  to  vote  or
    direct  the  voting of the shares owned  directly  by
    the  various  investment companies  registered  under
    the   Investment   Company  Act  ("Fidelity   Funds")
    advised  by  Fidelity Management &  Research  Company
    ("FMR Co"), a wholly-owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Board of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees. This information is based solely on a Schedule 13G filed by FMR LLC with the SEC on February 12, 2016 with respect to beneficial ownership as of December 31, 2015.

      SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

  The  following  table sets forth certain  information
as   of  January  29,  2016  regarding  the  beneficial
ownership of Seaboard's common stock by each of our directors and director nominees, each of our executive officers named in the Summary Compensation Table on page 9 and all of our directors and executive officers as a group.

         Name of                  Amount and Nature of   Percent
     Beneficial Owner             Beneficial Ownership   of Class
     ____________________________________________________________

     Steven J. Bresky                  907,754.24 (1)     77.5%
     David A. Adamsen                       20               *
     Douglas W. Baena                      100               *
     Edward I. Shifman, Jr.                - 0 -             *
     Robert L. Steer                       - 0 -             *
     Terry J. Holton                       - 0 -             *
     David M. Dannov                        10               *
     Edward A. Gonzalez                    - 0 -             *
     All directors and executive       907,934.24         77.6%
     officers as a group (15 persons)
______________

(1) The nature of the beneficial ownership of the shares reported is set forth in footnote (1) to the table under "Principal Stockholders" above.

*    Less than one percent.

            ITEM 1:  ELECTION OF DIRECTORS

  Our Board of Directors has fixed the number of directors at four, and has nominated the persons set forth below for election at the annual meeting. Unless otherwise specified, proxies will be voted in favor of the election as directors of the following four persons for a term of one year and until their successors are elected and qualified.

                             Principal Occupations and Positions
                           and Specific Experience, Qualifications,    Director
Name                 Age             Attributes or Skills               Since
_______________________________________________________________________________

Steven J. Bresky       62   Director,  Seaboard  Corporation; President   2005
                            and    Chief   Executive    Officer  (since
                            July 2006), Seaboard  Corporation; Manager,
                            Seaboard Flour (since  2006). Mr. Bresky is
                            particularly qualified  to be a Director of
                            Seaboard based on his experience in working
                            for  Seaboard  for  more   than  30  years,
                            including acting  as  President of Seaboard
                            Corporation and as  President of Seaboard's
                            Overseas Division.

David A. Adamsen       64   Director  and  Member  of  Audit Committee,   1995
                            Seaboard     Corporation;    former    Vice
                            President-Wholesale   Sales  (January 2009-
                            2010),  C&S  Wholesale  Grocers  (wholesale
                            food distribution company). Mr. Adamsen has
                            worked for more than  35 years in the food,
                            food  distribution,  and food manufacturing
                            businesses.  His  experience  and knowledge
                            make  him  qualified  as  a  Director   for
                            Seaboard.

Douglas W. Baena       73   Director  and  Chairman of Audit Committee,   2001
                            Seaboard Corporation;  self-employed (since
                            1997),   engaging   in    facilitation   of
                            equipment lease  financings and consulting,
                            doing business as CreditAmerica Corporation.
                            Mr. Baena has an educational background  in
                            accounting and has experience working as  a
                            Certified Public Accountant. He  also   has
                            experience   arranging    lease   financing
                            transactions for companies. This accounting and finance background provides experience and attributes which are desirable for a Seaboard Director.

Edward I. Shifman, Jr. 72   Director   and  Member  of Audit Committee,   2009
                            Seaboard  Corporation.   Mr.   Shifman   is
                            retired  and  has experience working  as  a
                            banker  for more than 30 years for  various
                            financial      institutions,      providing
                            experience qualifying him to serve as a Director.

  Edward  I.  Shifman, Jr. is a first cousin of  Steven
J. Bresky.

  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was nominated.

  In  case  any  person  or persons  named  herein  for
election as directors are not available for election at
the  annual  meeting,  proxies  may  be  voted  for   a
substitute nominee or nominees (unless the authority to
vote for all nominees or for the particular nominee who
has  ceased  to  be a candidate has been withheld),  as
well   as  for  the  balance  of  those  named  herein.
Management  has no reason to believe that  any  of  the
nominees   for  the  election  as  director   will   be
unavailable.

  The Board of Directors recommends that you vote for the election as directors of the four persons listed above.

            BOARD OF DIRECTORS INFORMATION

Meetings of the Board

  The  Board  of Directors held six meetings in  fiscal
2015,  three of which were telephonic meetings.   Other
actions  of  the  Board  of  Directors  were  taken  by
unanimous  written consent, as needed.   Each  director
attended more than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

  Seaboard   does   not  have  any   policy   requiring
directors  to  attend  Seaboard's  annual  meeting   of
stockholders, although generally the directors have attended Seaboard's annual stockholders' meetings. All directors attended the 2015 annual meeting.

Controlled Corporation

  Seaboard is a "controlled corporation," as defined in the rules of the NYSE MKT, because more than 50 percent of the voting power of Seaboard is owned by the Seaboard Flour Entities. As such, Seaboard is exempted from many of the requirements regarding Board of Director committees and independence. The members of our Board of Directors who are independent within the meaning of the NYSE MKT listing standards are David A. Adamsen, Douglas W. Baena and Edward I.
Shifman, Jr.

Board Leadership Structure and Role in Risk Oversight

  Steven  J. Bresky serves as both Seaboard's principal
executive  officer and Chairman of the  Board.   Steven
J.  Bresky  is  the  beneficial owner of  approximately
77.5  percent of Seaboard, and has more than 30  years'
experience  with Seaboard.  Seaboard does  not  have  a
lead  independent  director.   Seaboard  believes  that
Steven J. Bresky has a sufficient vested interest in Seaboard on the basis of his stock ownership position, and has the experience necessary to lead Seaboard as both the principal executive officer and Chairman of the Board.

  The   Audit  Committee  of  the  Board  of  Directors
provides risk oversight of Seaboard with respect to the
audit  of  Seaboard's financial statements,  Seaboard's
internal  audit  function  and  any  financial  matters
reported to Seaboard's Vice President of Internal Audit
or  other Seaboard representative.  The Audit Committee
administers  this  oversight  function  through   Audit
Committee  meetings  and periodic meetings  in  private
with  Seaboard's  auditors, KPMG, and  Seaboard's  Vice
President  of  Internal Audit.  The Board of  Directors
does not have any other significant oversight function,
aside   from  performance  of  the  Board  of  Director
function  through  periodic  meetings.   The  Board  of
Directors does not believe that its role in risk oversight of Seaboard has any significant effect on the Board's leadership structure.

Committees of the Board

  Seaboard's  Board  of Directors  has  established  an
Audit Committee.  There currently are no other standing
executive, compensation, nominating or other committees
of   Seaboard's  Board  of  Directors,  or   committees
performing similar functions of the Board.

  Audit  Committee.  Seaboard's Board of Directors  has
established  an  Audit Committee  comprised  solely  of
independent  directors.   The  members  of  the   Audit
Committee  are David A. Adamsen, Douglas W.  Baena  and
Edward  I. Shifman, Jr.  Mr. Baena is Chairman  of  the
Audit  Committee.   The  Audit  Committee  selects  and
retains  independent auditors and assists the Board  in
its  oversight of the integrity of Seaboard's financial
statements,   including   the   performance   of    our
independent auditors in their audit of our annual financial statements. The Audit Committee meets with management and the independent auditors, as may be required. The independent auditors have full and free access to the Audit Committee, without the presence of management. The Board of Directors has determined that Douglas W. Baena is an "audit committee financial expert" and is "independent," within the meaning of the listing standards of NYSE MKT. The Audit Committee held four meetings in fiscal 2015, two of which were telephonic meetings.

Director Nominations

  The  Board  of Directors believes it is not necessary
to  have a separate nominating committee because of the
low turnover of Board of Director seats and because the
entire   Board   of  Directors  participates   in   the
consideration of director nominees.  There currently is
no  charter that establishes procedures for the Board's
consideration of director nominees.  The Board believes
that  it  should be comprised of directors with varied,
complementary  backgrounds, and that directors  should,
at  a  minimum, have expertise that may  be  useful  to
Seaboard.   Directors should also possess  the  highest
personal and professional ethics, and should be willing
and  able  to  devote the required amount  of  time  to
Seaboard's business.  In determining whether a director
should be retained and stand for re-election, the Board
also   considers   that   member's   performance    and
contribution  to the Board during his tenure  with  the
Board.   Seaboard's policy is to consider nominees  who
are  submitted by stockholders on a case-by-case basis.
All    nominees,   including   those    submitted    by
stockholders,  will  be evaluated using  generally  the
same  methods and criteria, although those methods  and
criteria are not standardized and may vary from time to
time.   The Board does not have any policy with respect
to   diversity  and  does  not  consider  diversity  in
identifying nominees for Director.

Communication with the Board

  The  Board  of Directors does not provide  a  process
for  stockholders to send communications to  the  Board
because  it  believes that the process available  under
applicable federal securities laws for stockholders  to
submit   proposals  for  consideration  at  the  annual
meeting is adequate.

Compensation of Directors

  The following table shows the compensation received by each member of our Board of Directors (other than those who are named executive officers in the Summary
Compensation table on page 9) for service on the Board in 2015.

                          Director Compensation Table

                                 Fees Earned      All Other
                               or Paid in Cash  Compensation  Total
                               _____________________________________

          Douglas W. Baena          $85,000         - 0 -    $85,000
          David A. Adamsen          $75,000         - 0 -    $75,000
          Edward I. Shifman, Jr.    $75,000         - 0 -    $75,000
_____________

  Each    non-employee   director   received    $16,250
quarterly  and  an additional $2,500  per  quarter  for
service  on  the  Audit Committee of  the  Board.   The
Chairman  of  the  Audit  Committee  also  received  an
additional   $2,500   per   quarter.    All    director
compensation represents fees paid in cash only.

     EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The  following  table shows all compensation  earned,
during  the  fiscal  years  indicated,  by  the   Chief
Executive Officer, the Chief Financial Officer and the three other highest paid executive officers of Seaboard
(the "Named Executive Officers") for such period in all capacities in which they have served:

                               Summary Compensation Table

                                             Change in
                                           Pension Value
                                         and Non-Qualified
 Name                                         Deferred
 and                                        Compensation    All Other
Principal                 Salary(1) Bonus(2) Earnings(3) Compensation(4) Total
Position             Year   ($)      ($)        ($)           ($)         ($)
_______________________________________________________________________________

Steven J. Bresky     2015 942,000 1,100,000   363,048     159,737     2,564,785
President, Chief     2014 915,000 1,400,000 3,733,788     155,968     6,204,756
Executive Officer    2013 890,000 1,100,000   (41,913)    203,432     2,151,519

Robert L. Steer      2015 741,000 1,050,000   683,813     179,425     2,654,238
Executive            2014 720,000 1,300,000 2,153,455     149,571     4,323,026
Vice President,      2013 700,000 1,000,000   296,502     143,073     2,139,575
Chief Financial
Officer

Terry J. Holton      2015 535,000   950,000   363,326     115,319     1,963,645
President,Seaboard   2014 485,385 1,250,000 1,788,367     123,685     3,647,437
Foods LLC            2013 432,000   900,000   773,696     120,043     2,225,739

Edward A. Gonzalez   2015 458,000   750,000   320,235     124,535     1,652,770
President, Seaboard  2014 445,000   650,000   341,921      88,644     1,525,565
Marine Ltd.          2013 432,000   600,000  (275,024)     88,538       845,514

David M. Dannov      2015 458,000   400,000   348,333     103,039     1,309,372
President, Seaboard  2014 445,000   650,000   929,754     117,599     2,142,353
Overseas Trading     2013 432,000   650,000   (38,144)    108,352     1,152,208
Group

(1) Salary   includes  amounts  deferred  at  the  election
    of the Named Executive Officers under Seaboard's 401(k)
    Retirement   Savings   Plan, the  Seaboard  Corporation
    Non-Qualified   Deferred  Compensation  Plan   and  the
    Executive Deferred Compensation Plan, such plans being described below under "Benefit Plans."

(2) Reflects   guaranteed    bonus,     under    Employment
    Agreements  described below, and  discretionary   bonus
    earned, and includes amounts deferred at  the  election
    of the Named Executive Officers under Seaboard's 401(k)
    Retirement  Savings  Plan, the    Seaboard  Corporation
    Non-Qualified  Deferred   Compensation   Plan  and  the
    Executive Deferred Compensation Plan described below under "Benefit Plans."

(3) Reflects   the  actuarial  increase  (decrease)  in the
    present value of the Named Executive Officer's benefits
    under  all  retirement plans, for which information  is
    provided  in  the Pension Benefits table  on  page  15,
    determined  using  interest  rate  and  mortality  rate
    assumptions,  consistent with those used in  Seaboard's
    financial  statements.  These amounts for 2015  are  as
    follows:   S.  Bresky,  $363,048; R.  Steer,  $683,813;
    T.   Holton,  $363,326;  E.  Gonzalez,  $320,235;   and
    D.  Dannov,  348,333.  These amounts for  2014  are  as
    follows:   S. Bresky, $3,654,692; R. Steer, $2,076,451;
    T.  Holton,  $1,772,101;  E.  Gonzalez,  $341,921;  and
    D.  Dannov,  $927,594.  These amounts for 2013  are  as
    follows:   S.  Bresky, ($243,887); R.  Steer,  $99,870;
    T.  Holton,  $732,063;  E.  Gonzalez,  ($275,024);  and
    D.  Dannov,  ($43,660).  The amounts also  reflect  the
    above-market  earnings  on  contributions   under   the
    Investment Option Plan described below.  There  are  no
    above-market  earnings in 2015.  The amounts  for  2014
    are as follows:  S. Bresky, $79,096; R. Steer, $77,004;
    T. Holton, $16,266; and D. Dannov, $2,160.  The amounts
    for   2013   are  as  follows:   S.  Bresky,  $201,974;
    R.  Steer, $196,632; T. Holton, $41,633; and D. Dannov,
    $5,516.

(4) Included  in   All   Other  Compensation  are  Seaboard
    matching contributions under the Non-Qualified Deferred
    Compensation  Plan, such plan being   described   below
    under "Benefit Plans."  These amounts  for 2015  are as
    follows:   S.  Bresky,  $63,305;  R.  Steer,   $54,261;
    T.   Holton,   $46,350;  E.  Gonzalez,   $25,953;   and
    D. Dannov, $25,953.

    Also  included  in  All  Other Compensation   are   the
    amounts  earned  for  unused paid   time   off.   These
    amounts  for 2015 are as  follows:   R. Steer, $57,000;
    T.   Holton,   $14,404;   E.  Gonzalez,  $17,615;   and
    D. Dannov, $9,688.

    Also   included   in   All   Other   Compensation   are
    Seaboard's  contributions to  its   401(k)   Retirement
    Savings   Plan  on  behalf  of  the   Named   Executive
    Officers,  amounts  paid   for   disability  and   life
    insurance   and   individual   perquisites,   including
    amounts  paid as  an  automobile allowance,  fuel  card
    usage,  personal   usage   of  Seaboard's  airplane,  a
    gross-up for related taxes.   Reimbursement  for  taxes
    owed  on the above-stated items total  as  follows  for
    each  of  the  Named   Executive   Officers  for  2015:
    S.  Bresky,   $41,390;  R. Steer, $26,454;  T.  Holton,
    $20,884;   E.  Gonzalez,  $31,888;   and   D.   Dannov,
    $27,742.

                EMPLOYMENT ARRANGEMENTS
             WITH NAMED EXECUTIVE OFFICERS

  Seaboard and each Named Executive Officer is a party to an Employment Agreement with Seaboard, which was amended and restated in 2012. Each of the Employment
Agreements contains the following principal terms:

  S.  Bresky's Employment Agreement has a term  of  one
year,  and  renews annually for one year terms,  unless
terminated by Seaboard.  The Employment Agreements  for
the  other Named Executive Officers have terms of three
years,  and renew annually for three year terms through
a    date   certain,   ranging   from   December    31,
2016 - December 31, 2021, and then renew annually for one year terms, unless terminated by Seaboard.

  The Employment Agreements provide for payment of the following initial Base Salary and minimum Annual Bonus for each Named Executive Officer:

                     Initial Base Salary   Minimum Annual Bonus
                     __________________________________________

S. Bresky                  $880,000             $450,000
R. Steer                   $680,000             $450,000
T. Holton                  $420,000             $500,000
E. Gonzalez                $420,000             $400,000
D. Dannov                  $420,000             $400,000

Payments Upon Certain Events

  The  Employment Agreements each continue  to  provide
for  the  payment of severance upon the termination  of
employment  in certain circumstances.  Following  is  a
summary  of the amounts which would be paid by Seaboard
to  each  Named Executive Officer if, on  December  31,
2015,   his  employment  was  involuntarily  terminated
without "Cause," or if he resigned for "Good Reason," as those terms are defined in the Employment Agreement for each Named Executive Officer:

                  Accrued Bonus                    Lump Sum
                 through 12/31/15   Severance      Severance
                   - Payable 30    Payable Over   Payable One
                    Days After      One Year in    Year After
                 Termination Date  Installments   Termination    Total
                        ($)             ($)           ($)         ($)
                 _______________________________________________________

Steven J. Bresky     1,400,000        942,000      1,400,000   3,742,000
Robert L. Steer      1,300,000        741,000      5,382,000   7,423,000
Terry J. Holton      1,250,000        535,000      4,820,000   6,605,000
Edward A. Gonzalez     650,000        458,000      2,866,000   3,974,000
David M. Dannov        650,000        458,000      2,866,000   3,974,000

  The  Board of Directors has approved for each of  the
Named  Executive Officers the right to  use  Seaboard's
airplane  for  personal use.  S.  Bresky  was  allotted
20  hours of flight time for personal use for 2015  and
2016.   Each of the other Named Executive Officers  was
allotted

10   hours   of   flight   time  for personal  use  for
each of 2015 and 2016. Seaboard also will pay each of the Named Executive Officers for the incidental fees and expenses incurred related to the flights, including ground transportation, and a "tax gross-up" of the estimated federal and state income taxes each will incur as a consequence of this benefit.

                     BENEFIT PLANS

409A   Executive  Retirement  Plan  and  Cash   Balance
Retirement Plan

  The  Seaboard  Corporation 409A Executive  Retirement
Plan   (the   "Executive  Retirement  Plan")   provides
retirement benefits for a select group of the  officers
and  managers, including the Named Executive  Officers,
other than E. Gonzalez.  The Executive Retirement  Plan
was  amended  and restated effective January  1,  2013.
The  Executive  Retirement Plan gives  credit  for  all
years  of service with Seaboard, both before and  after
becoming  a  participant. For years of  service  before
becoming a participant (pre-participation service), the
benefit  is equal to 0.65 percent of the final  average
remuneration  (salary plus bonus) of  the  participant,
plus 0.50 percent of final average remuneration of  the
participant  in  excess  of  Social  Security   Covered
Compensation,   all  multiplied  by  the  participant's
pre-participation service. For years of  service  after
becoming  a  participant (post-participation  service),
the  benefit  is  equal  to 2.5 percent  of  the  final
average remuneration of the participant, multiplied  by
the  participant's years of post-participation service.
The   amendment   to  the  Executive  Retirement   Plan
effective   January  1,  2013  limits,  and   in   some
circumstances    establishes,   the    final    average
remuneration and limits the years of post-participation
service eligible to calculate the benefit.  The benefit
amount  determined  by the formula is  reduced  by  the
following:  (i) the amount such participant has accrued
under  the Seaboard Corporation Pension Plan (described
below); and (ii) the benefit earned under the Executive
Retirement Plan from 1994 through 1996 that resulted in
cash payments from the plan that were based on the cost
to purchase such benefit.  Benefits under the Executive
Retirement   Plan  are  currently  unfunded.    As   of
December  31,  2015,  all  of the  participating  Named
Executive Officers were fully vested, as defined in the
Executive Retirement Plan.  For the accrued benefit  as
of  December  31,  2012 (the "Pre-2013  Benefit"),  the
ordinary form of payment of the benefit is pursuant  to
a  "Single  Lump Sum Payment," which is  equivalent  in
value  to  the  benefit  described  above,  payable  in
"Single    Life    Annuity"   form.    Under    certain
circumstances, the Executive Retirement Plan allows for
optional forms of payment of the Pre-2013 Benefit.   If
the  Pre-2013 Benefit will be paid pursuant to  a  lump
sum,  then  payment will be made upon the  earlier  of:
(i)   the  seventh  month  following  separation   from
service;  (ii)  any change of control of  Seaboard;  or
(iii)  death  or  disability.  If the Pre-2013  Benefit
will be paid pursuant to an annuity, payment will begin
in  the seventh month following the month in which  the
participant  has  a  separation  from  service,  or  at
age  62,  if later; or pursuant to a lump sum,  in  the
event of the death or disability of the participant, or
any  change of control of Seaboard.  The portion of the
benefit   which   accrues  after  December   31,   2012
("Post-2012 Benefit") will be calculated as a lump  sum
on  a  date  specified in the plan, and for  the  Named
Executive  Officers other than R. Steer,  this  balance
will  be increased or decreased based on the return  of
certain  investments  selected by the  participant  and
paid   upon  the  earlier  of:  (i)  the  participant's
separation  from service; (ii) a change of control;  or
(iii) the death or disability of the participant.   For
R.  Steer  and  the  participants  who  are  not  Named
Executive Officers, the Post-2012 Benefit will be  paid
as a lump sum on the earlier of: (i) the date specified
in   the   plan;

(ii) the seventh month following separation of service;
(iii) any change of control of Seaboard;  or (iv) death
or disability. The table  in the  Seaboard  Corporation
Pension  Plan and Seaboard Defined Benefit Plan section
below sets forth estimates of  the  present value as of
December 31, 2015  of  the  accumulative  benefits that
would  be payable to the Named Executive Officers under
the Executive Retirement Plan at the earliest unreduced
age  (i.e., age 62)  for  pre-participation  and  post-
participation   service   (note   that    S.    Bresky,
R.  Steer  and  D. Dannov began participating  in  this
plan   on   January   1,  1994,  and T.   Holton  began
participating in this plan   on January 1, 1997), which
estimates are calculated  based  on   the   assumptions
described in Footnote 9 of Seaboard's 2015 financial statements contained in its Annual Report.

  The   Seaboard  Corporation  Cash  Balance  Executive
Retirement  Plan  (the "Cash Balance Retirement  Plan")
provides retirement benefits for a select group of  the
officers    of    Seaboard's    subsidiary,    Seaboard
Marine  Ltd., including E. Gonzalez.  The Cash  Balance
Retirement  Plan  was  amended and  restated  effective
January 1, 2013 and dated December 21, 2012.  The  Cash
Balance Retirement Plan provides an alternative benefit
in  lieu of the Executive Retirement Plan because of  a
change  in  tax  law  which provided  for  adverse  tax
consequences to the employees of Seaboard  Marine  Ltd.
The  benefit under the Cash Balance Retirement Plan  is
structured to approximate the benefit which would  have
been  payable  to  the participant had  he  remained  a
participant in the Executive Retirement Plan; provided,
however, pursuant to the Cash Balance Retirement  Plan,
each  participant must recognize income  equal  to  the
annual increase in the accrued benefit under the  plan,
and  Seaboard makes a cash distribution under the  plan
in  an  amount equal to the estimated amount  of  taxes
which will be incurred by the participant based on  the
income  recognized, which cash distribution is deducted
from the amount of the accrued benefit.  In conjunction
with  the adoption of the plan, each participant agreed
that  the  accrued vested benefit under  the  Executive
Retirement   Plan  would  be  paid  pursuant   to   the
provisions  of the Cash Balance Retirement  Plan.   The
accrued benefit under the Cash Balance Retirement  Plan
will  be determined for each participant as of  a  date
set  forth in the plan, on which date no further  years
of  service will accrue for purposes of calculating the
benefit.  The accrued benefit as of this date  will  be
increased  or  decreased based  on  deemed  investments
selected by the participant, and will be paid upon  the
earlier of:  (i) a separation of service; (ii) a change
in  control  of Seaboard; or (iii) death or disability.
Payment  of  all  or a portion of the  benefit  may  be
delayed by up to six months in accordance with the then
applicable  provisions  of the Internal  Revenue  Code.
The  benefit under the Cash Balance Retirement Plan  is
currently   unfunded.   The  table  in   the   Seaboard
Corporation   Pension  and  Seaboard  Defined   Benefit
Pension  Plan section below sets forth an  estimate  of
the  present  value  as of December  31,  2015  of  the
accumulative   benefit  that  would   be   payable   to
E.  Gonzalez under the Cash Balance Retirement Plan  at
the   earliest  unreduced  age  (i.e.,  age  62),   not
considering  the  distributions  paid  to   each   such
participant prior to age 62 in an amount equal  to  the
estimated  income  taxes  required  to  be  paid  as  a
consequence of the plan for years prior to  payment  of
the  lump  sum  benefit, which estimate  is  calculated
based  on the same assumptions described in Footnote  9
of  Seaboard's  financial statements contained  in  its
Annual   Report.   Note  that  E.  Gonzalez  became   a
participant  in  the  Executive  Retirement   Plan   on
January  1,  2005; however, he has been  awarded  three
additional years of service, such that he is deemed  to
have   joined  the  plan  effective  January  1,  2002.
Accordingly, the table in the Pension Benefits  section
below     reflects     the    pre-participation     and
post-participation service based on  this  date.   Such
service
is  credited under the Cash Balance Retirement Plan.

Seaboard Corporation Pension Plan and Seaboard  Defined
Benefit Pension Plan

  Seaboard  provides defined benefits for its  domestic
salaried and clerical employees who began employment on
or before December 31, 2013 upon retirement through the
Seaboard  Corporation  Pension Plan  (the  "Corporation
Plan")  or  the Seaboard Defined Benefit  Pension  Plan
(the   "Defined   Benefit  Plan")   (collectively   the
"Plans").   Beginning  in  fiscal  1997,  each  of  the
individuals  named  in the Summary  Compensation  Table
participated   in  the  Corporation  Plan.    Effective
January   1,  2010,  the  Defined  Benefit   Plan   was
established,   receiving  assets  from   and   assuming
liabilities  of  the  Corporation  Plan.    The   Named
Executive  Officers other than E. Gonzalez  participate
in  the  Corporation Plan, and E. Gonzalez participates
in  the  Defined Benefit Plan.  The benefits under  the
Corporation Plan and the Defined Benefit Plan  are  the
same.   Benefits  under the Plans generally  are  based
upon the number of years of service and a percentage of
final average remuneration (salary plus bonus), subject
to  limitations under applicable federal  law.   As  of
December  31, 2015, all of the Named Executive Officers
were fully vested, as defined in the Plans.  Under  the
Plans, the benefit payment for a married participant is
pursuant  to a "50 Percent Joint and Survivor Annuity."
This  means  the  participant will  receive  a  monthly
annuity  benefit for his/her lifetime, and an  eligible
surviving spouse will receive a lifetime annuity  equal
to  50  percent  of  the  participant's  benefit.   The
payment of the benefit for an unmarried participant  is
pursuant  to  a "Single Life Annuity." The Plans  allow
for   optional   forms   of   payment   under   certain
circumstances.   The normal retirement  age  under  the
Plans  is  age  65.   However, unreduced  benefits  are
available  at  age 62 with five years of service.   The
Pension Benefits table below shows the present value of the accumulated benefits that would be payable under the Plans at the earliest unreduced commencement age
(i.e., age 62).

  Each  of  the  Named Executive Officers  (other  than
T.  Holton)  is 100 percent vested under  a  particular
defined   benefit  ("Benefit")  that  was   frozen   at
December  31, 1993 as part of the Plans.  A  definitive
actuarial determination of the benefit amounts was made
in  1995.   The annual amounts payable upon  retirement
after  attaining  age  62 under  this  Benefit  are  as
follows:    S.  Bresky,  $32,796;  R.  Steer,  $15,490;
E.  Gonzalez, $2,643; and D. Dannov, $8,346.  Under the
Plans,  the  payment of this benefit is pursuant  to  a
"Ten-Year Certain and Continuous Annuity."  This  means
the participant would receive a monthly annuity benefit
for his/her lifetime and, if the participant dies while
in  the  ten-year certain period, the  balance  of  the
ten-year  benefit  would be paid to his/her  designated
beneficiary.  If the participant dies while employed by
Seaboard   or   after  retirement,   but   before   the
commencement  of  benefits, monthly payments  would  be
made to the participant's beneficiary in the form of  a
100  percent  joint  and survivor benefit.   The  Plans
allow for optional forms of payment under certain circumstances.

  The  following table sets forth the Years of Credited
Service, the Present Value of the Accumulated Benefit and the Payments during the last fiscal year, pursuant to the specified Plans for each of the Named Executive
Officers.

                                  Pension Benefits

                                                          Present    Payments
                                               Years of  Value of     During
                                               Credited Accumulated Last Fiscal
                                                Service   Benefit       Year
   Name                    Plan Name              (#)       ($)         ($)
_______________________________________________________________________________

Steven J. Bresky   Executive Retirement Plan(1)    34
                    Pre-2013 Benefit                    18,551,288     - 0 -
                    Post-2012 Benefit                    1,216,393     - 0 -
                   Corporation Plan                33    1,087,083     - 0 -

Robert L. Steer    Executive Retirement Plan(1)    31
                    Pre-2013 Benefit                     9,502,400     - 0 -
                    Post-2012 Benefit                    2,106,069     - 0 -
                   Corporation Plan                28      660,312     - 0 -

Terry J. Holton    Executive Retirement Plan(1)    21
                    Pre-2013 Benefit                     2,996,822     - 0 -
                    Post-2012 Benefit                    1,838,857     - 0 -
                   Corporation Plan                21      547,217     - 0 -

David M. Dannov    Executive Retirement Plan(1)    28
                    Pre-2013 Benefit                     5,426,491     - 0 -
                    Post-2012 Benefit                      929,066     - 0 -
                   Corporation Plan                25      533,290     - 0 -

Edward A. Gonzalez Cash Balance Retirement Plan(1) 26    4,156,452     - 0 -
                   Defined Benefit Plan            26      464,105     - 0 -
____________________

(1) Credited    years    of   post-participation  service
    (service after becoming a participant) for S.  Bresky
    is  20 years, for R. Steer and D. Dannov is 22 years;
    for  T.  Holton is 19 years; and for E.  Gonzalez  is
    14  years.   The  credited years of pre-participation
    service  (service  prior to becoming  a  participant)
    for  each  of  the  Named Executive  Officers  is  as
    follows:   S. Bresky, 14; R. Steer, 9; T. Holton,  2;
    D. Dannov, 6; and E. Gonzalez, 12.

Non-Qualified Deferred Compensation Plan

  In  2005,  Seaboard adopted the Seaboard  Corporation
Non-Qualified Deferred Compensation Plan (the "Deferred
Compensation  Plan"), which gives  a  select  group  of
management or highly-compensated employees the right to
defer  salary  and bonus to be paid by  Seaboard  at  a
later time, all in accordance with applicable ERISA and
income  tax laws and regulations.  No
income taxes  are  payable   by  the   participants  on
amounts deferred pursuant  to the Deferred Compensation
Plan until  they   are  paid   to the participant.  The
Deferred Compensation Plan also  provides for a Company
contribution  to be credited   to  participants  in  an
amount equal to Seaboard's  401(k)  Retirement  Savings
Plan matching percentage,  3  percent for 2015, of each
participant's  deferral  pursuant  to  the Plan, and of
each participant's annual compensation in excess of the
Tax  Code limitation on the amount of compensation that
can be taken into   account  under  Seaboard's   401(k)
Retirement  Savings  Plan (the  "401(k)  Match").   The
amount of such limitation for Seaboard was $260,000 in 2015; $255,000 in 2014; and $250,000 in 2013.

  Through  2008,  each of the Named Executive  Officers
was  a  participant in the Deferred Compensation  Plan.
Effective  January  1, 2009, the plan  was  amended  to
provide that E. Gonzalez was no longer allowed to  make
deferrals under the Deferred Compensation Plan, and the
401(k)  Match  was not made pursuant  to  the  Deferred
Compensation   Plan  for  compensation   earned   after
January 1, 2009; however, amounts deferred prior to January 1, 2009 remained subject to the plan.

  All amounts deferred and all Company contributions credited are included in the amounts reported in the Summary Compensation Table above.

                     Non-Qualified Deferred Compensation Plan

                                                                      Aggregate
                 Executive      Registrant   Aggregate                  Balance
               Contributions  Contributions   Earnings    Aggregateat    Last
                   in Last       in Last       in Last    Withdrawals/  Fiscal
               Fiscal Year(1) Fiscal Year(2) Fiscal Year Distributions Year End
   Name              ($)           ($)           ($)          ($)         ($)
_______________________________________________________________________________

Steven J. Bresky   1,432,461      62,907       149,308            -  14,409,229
Robert L. Steer      150,000      45,450      (164,503)   7,162,622           -
Terry J. Holton      810,489      46,504       (22,035)           -   1,893,570
David M. Dannov      659,604      34,385            79      319,521   1,068,927
Edward A. Gonzalez         -           -             -            -           -

(1) Represents bonus earned in 2014 and  deferred  when
    paid  in  2015  for  S. Bresky, R. Steer, T. Holton
    and  D. Dannov.   For  S.  Bresky,  R.  Steer   and
    D. Dannov, the amount includes 2015 salary deferral.

(2) Represents   the  401(k)  Match  made  by  Seaboard
    based  on 2014 compensation and bonus paid in 2015.
    For S. Bresky and D. Dannov, amount also includes a portion of Company match based on 2015 salary deferral noted in (1).

Seaboard Marine Ltd. 401(k) Excess Plan

  Effective  January  1,  2009,  Seaboard  adopted  the
Seaboard  Marine Ltd. 401(k) Excess Plan  (the  "401(k)
Excess  Plan"),  which provides a benefit  for  certain
employees    of   Seaboard   Marine   Ltd.,   including
E. Gonzalez.  Pursuant to the 401(k) Plan, participants
are   paid   an  amount  equal  to  Seaboard's   401(k)
Retirement Savings Plan matching percentage, which  for
2015,
equaled  3  percent  of  each   participant's    annual
compensation  in excess of the Tax Code  limitation  on
the  amount  of  compensation that can  be  taken  into
account  under  Seaboard's  401(k)  Retirement  Savings
Plan.   The  amount of such limitation was $260,000  in
2015;  $255,000  in 2014; and $250,000  in  2013.   The
benefit earned by E. Gonzalez pursuant to this Plan  in
2013 and paid to E. Gonzalez in 2014 was $23,723.   The
benefit earned by E. Gonzalez pursuant to this Plan for
2014  and paid to him in 2015 was $24,198.  The benefit
earned  by  E. Gonzalez pursuant to this Plan  in  2015
($25,953) will be paid to him in 2016, and is included in the Summary Compensation Table above.

Investment Option Plan

  For  the  years  2001-2004, Seaboard established  the
Investment  Option  Plan, which allowed  executives  to
reduce   their  compensation,  and  Seaboard  to   make
contributions,  in  exchange for an option  to  acquire
interests  measured by reference to  three  alternative
investments.   However,  as  a  result  of   U.S.   tax
legislation  passed  in  October  2004,  reductions  to
compensation and contributions by Seaboard  after  2004
were no longer allowed. The exercise price for each investment option was established based upon the fair market value of the underlying investment on the date of grant.

                           Investment Option Plan

                                                                        Net
                                                Aggregate            Aggregate
                    Aggregate                    Balance   Exercise   Balance
                     Earnings     Aggregate      at Last    Price     at Last
                      in Last    Withdrawals/     Fiscal     for      Fiscal
                    Fiscal Year  Distributions   Year End   Option   Year End
 Name                   ($)          ($)            ($)      ($)        ($)
_______________________________________________________________________________

Steven J. Bresky     (46,950)             -     6,144,059   783,838  5,360,221
Robert L. Steer      (48,088)     6,078,270             -         -          -
Terry J. Holton      ( 9,250)             -     1,238,975   167,495  1,071,479
David M. Dannov      ( 1,309)             -       171,322    21,629    149,693
Edward A. Gonzalez         -              -             -         -          -

Retiree Medical Benefit Plan

  The  Seaboard  Corporation  Retiree  Medical  Benefit
Plan  provides  family  medical  insurance  to  certain
members  of management, including each Named  Executive
Officer  upon  his  retirement  in  the  event  he  has
attained age 50, and has completed at least 15 years of
service.   This benefit is also furnished in the  event
the    Named   Executive   Officer's   employment    is
involuntarily  terminated  (other  than  if  the  Named
Executive  Officer  unlawfully  converted  a   material
amount of funds), or in the event of a change of control of Seaboard.

  Following is a summary of the present value  cost  to
Seaboard  of  this  benefit for  each  Named  Executive
Officer,  assuming that this benefit was triggered  and
said  medical  insurance  began  to  be  furnished   on
December 31, 2015.

                            Present Value of
                       Retiree Medical Benefit(1)
             Name                  ($)
          ________________________________________

          Steven J. Bresky       270,994
          Robert L. Steer        368,857
          Terry J. Holton        388,998
          Edward A. Gonzalez     417,095
          David M. Dannov        380,198
_______________

(1) To calculate the present value of this benefit, the
    assumptions for claims costs,  health  care  trend,
    aging on claims, mortality  and  interest  rate are
    the same as were used  to  accrue a  liability   on
    Seaboard's balance sheet.

Executive Long-Term Disability Plan

  The    Seaboard   Corporation   Executive   Long-Term
Disability Plan provides disability pay continuation to
certain  members  of  management, including  R.  Steer,
T.  Holton, D. Dannov and E. Gonzalez upon a  long-term
illness  or  injury that prevents the participant  from
being able to perform his duties.  Benefits are payable
following  a 90 day elimination or waiting period.   In
conjunction   with   the  Seaboard  Corporation   Group
Long-Term Disability Plan, benefits payable are equal to 70 percent of participant's salary and bonus, up to $23,000 per month for R. Steer, and up to $18,000 per month for T. Holton, E. Gonzalez, and D. Dannov.

         COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

  The   Board  of  Directors  has  responsibility   for
establishing,  implementing  and  monitoring  adherence
with  Seaboard's  compensation philosophy.   The  Board
ensures  that the total compensation paid to the  Named
Executive Officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

  Seaboard  maintains the philosophy that determination
of compensation for its executive officers by the Board
of  Directors is primarily based upon recognition  that
these   officers   are  responsible  for   implementing
Seaboard's long-term strategic objectives.   The  Board
subjectively    evaluates    both    performance    and
compensation  to  ensure  that Seaboard  maintains  its
ability to attract and retain superior employees in key
positions,  and  that  compensation  provided  to   key
employees  remains competitive relative to compensation
paid  to  similarly  situated executives  of  our  peer
companies.   Seaboard  does  not  maintain  any  equity
compensation plans, such as stock grants or stock options, unlike most of Seaboard's peer companies.

  It  is  the  Board's philosophy that the compensation
of  its  Named Executive Officers should not be subject
to  dramatic increases or decreases based on short-term
operating  performance.   For example,  in  years  when
Seaboard  has higher than historical average  operating
results,  bonuses of the Named Executive  Officers  are
generally  higher, but not reflective of the  potential
compensation that would have been paid to the executive
through equity compensation if Seaboard maintained  any
equity  compensation  plans.   Likewise,  bonuses   for
executives generally do not decline significantly in a year when Seaboard has lower than historical average operating results.

  At  the  2014  Annual  Meeting of  Stockholders,  the
Company  provided stockholders the opportunity to  cast
an   advisory  vote  on  executive  compensation.   The
stockholders  voted to approve, on an  advisory  basis,
the  compensation of the Company's executive  officers,
as   described  in  the  Compensation  Discussion   and
Analysis section, the tabular disclosure regarding such
compensation and the accompanying narrative  disclosure
set  forth  in the Company's 2014 annual meeting  proxy
statement.   The  Board viewed the  vote  as  a  strong
expression  of  the stockholders' general  satisfaction
with   the  Company's  current  executive  compensation
programs.   At the 2011 Annual Meeting of Stockholders,
the  Company  provided stockholders the opportunity  to
cast  an  advisory  vote on the  frequency  of  holding
future   advisory  votes  on  executive   compensation.
Consistent with the stockholders' preference  expressed
in  voting  at the 2011 Annual Meeting of Stockholders,
the  Company's  Board of Directors determined  that  an
advisory  vote  on  the compensation of  the  Company's
executive officers will be conducted every three years.
The   next   stockholder  advisory  vote  on  executive
compensation,  as well as on the frequency  of  holding
future  advisory votes on executive compensation,  will
thus   take  place  at  the  2017  Annual  Meeting   of
Stockholders.

Setting Executive Compensation

  Based  on  the  foregoing objectives,  the  Board  of
Directors   establishes  compensation  based   upon   a
subjective review of Company performance and individual performance.

  A    significant   factor   in   determining    total
compensation is that Seaboard does not provide any long-term incentive compensation, such as stock grants or stock options.

2015 Executive Compensation Components

  For the fiscal year ended December 31, 2015, the principal components of compensation for the Named
Executive Officers were:

     -    Base salary;

     -    Bonus;

     -    Retirement and other benefits; and

     -    Perquisites and other personal benefits.

  Salaries   and  Bonuses.   To  establish   the   base
salaries  and bonuses for the Named Executive Officers,
the    Board    of   Directors   makes   a   subjective
determination, primarily considering:

     - Individual review of the executive's compensation, both individually and relative to other officers;

     -    Individual performance of the executive; and

     -    Seaboard's operating results.

  The  2015  salaries for the Named Executive  Officers
were established based on the estimated increase in the
cost   of  living.   The  2015  bonuses  of  the  Named
Executive  Officers  are reflective  of  the  operating
results  of  Seaboard  and/or the  area  of  Seaboard's
business  for  which  the Named  Executive  Officer  is
responsible, although no specific targets are utilized,
and  a  subjective evaluation of the market data.   The
amount of bonuses is more dependent upon Seaboard's operating results than base salaries. The Employment
Agreements for the Named Executive Officers require minimum annual bonus payments.

  Retirement  and Other Benefits.  Each  of  the  Named
Executive  Officers is a participant in  the  Executive
Retirement  Plan  or the Cash Balance Retirement  Plan.
The  benefit  under these plans is generally  equal  to
2.5  percent of the final average remuneration  (salary
plus  bonus)  of  the participant,  multiplied  by  the
participant's  years  of  service  in  the  plan  after
January 1, 1997, subject to a limitation in the  number
of  years  of  service and final average  remuneration.
The  exact amount of the benefits, the offsets  thereto
and   the  benefit  for  years  of  service  prior   to
January 1, 1997 are set forth in more detail on page 15 of this Proxy statement.

  Seaboard  also  maintains a tax-qualified  retirement
savings   plan,  to  which  all  U.S.-based  employees,
including  the Named Executive Officers,  are  able  to
contribute their annual compensation, up to  the  limit
prescribed by the Internal Revenue Service.  For  2015,
Seaboard  matched 50 percent of the first 6 percent  of
compensation  contributed to the  plan.   All  matching
contributions vest fully after completing 5 years of service.

  The Named Executive Officers, in addition to certain other executives, are entitled to participate in the Non-Qualified Deferred Compensation Plan, which gives participants (other than E. Gonzalez) the right to defer salary and bonus to be paid by Seaboard at a later time, all in accordance with applicable ERISA and income tax laws and regulations.

  Seaboard  also  maintains  for  each  of  the   Named
Executive  Officers  and certain other  executives  the
Seaboard  Corporation  Retiree  Medical  Benefit  Plan,
which   provides  family  medical  insurance  to   each
participant upon his retirement:  (i) in the  event  he
has  attained  age  50, and has at least  15  years  of
service;   or  (ii)  in  the  event  the  participant's
employment is involuntarily terminated (other than if the participant unlawfully converted a material amount of funds); or (iii) in the event of a change of control of Seaboard.

  The  Board  believes that Seaboard's  retirement  and
other  benefits are consistent with the  philosophy  of
Seaboard   to   provide  security  and   stability   of
employment  to  the  Named  Executive  Officers  as   a
mechanism to attract and retain these employees.

  Perquisites  and  Other Personal Benefits.   Seaboard
provides  the Named Executive Officers with perquisites
and   other  benefits  that  the  Board  believes   are
reasonable and consistent with its overall compensation
program to better enable Seaboard to attract and retain
superior employees for key positions.  These include an
automobile  allowance, fuel card usage, life insurance,
disability   insurance,  personal  use  of   Seaboard's
airplane up to a specified number of hours, and paid time off and pay for unused paid time off.

Tax Implications

  Pursuant  to  Section 162(m) of the Internal  Revenue
Code,  compensation  in excess of $1  million  paid  by
Seaboard to certain of the Named Executive Officers  is
not   deductible  by  Seaboard,  subject   to   certain
exceptions.  The Board of Directors has considered  the
effect  of  Section  162(m) of the Code  on  Seaboard's
executive  compensation.  The Named Executive  Officers
to   whom   the  162(m)  limitation  applies  deferred,
pursuant  to  the  Non-Qualified Deferred  Compensation
Plan,   any   compensation  for  2015  in   excess   of
$1  million,  such  that Seaboard  will  not  lose  any
deduction for 2015 for compensation paid to these Named
Executive  Officers.   The compensation  in  excess  of
$1  million  paid  to  certain of the  Named  Executive
Officers is not subject to Section 162(m) of the Code.

             COMPENSATION COMMITTEE REPORT

  The  entire Board of Directors (in the absence  of  a
compensation committee) has reviewed and discussed  the
Compensation  Discussion and Analysis set  forth  above
with   management,  and  based  on  this   review   and
discussions,   has  determined  that  the  Compensation
Discussion  and  Analysis  be  included  in  Seaboard's
Annual Report on Form 10-K and this proxy statement.

  The   Board   of   Directors   is   responsible   for
establishing  the compensation for each  of  the  Named
Executive  Officers.  To assist the Board of  Directors
in determining 2015 bonuses and 2016 salaries for these
Named  Executive  Officers,  S.  Bresky  and  R.  Steer
discussed the 2015 bonuses and 2016 salaries  for  each
of   these   Named   Executive  Officers,   considering
Seaboard's   performance  and  each   Named   Executive
Officer's performance during 2015. The 2015 bonuses and 2016 salaries for the Named Executive Officers were subsequently approved by the Board of Directors by unanimous consent.

  The members of the Board of Directors reviewing and discussing the Compensation Disclosure and Analysis are as follows:

      Steven J. Bresky         David A. Adamsen
      Douglas W. Baena         Edward I. Shifman, Jr.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                     PARTICIPATION

  The  Board  of Directors does not have a Compensation
Committee.   It is the view of the Board  of  Directors
that  Seaboard  need not have a Compensation  Committee
because  Seaboard is controlled by the  Seaboard  Flour
Entities,  and because the full Board of  Directors  is
able  to  perform the functions relative  to  executive
compensation.  The full Board of Directors participated
in   the   consideration  of  executive  and   director
compensation. S. Bresky is a member of the Board of Directors of Seaboard and participates in decisions by the Board regarding executive compensation, other than his own compensation.

         RELATED PARTY TRANSACTIONS PROCEDURES

  Seaboard has no formal policy or procedure that must be followed prior to any transaction, arrangement or relationship with a related person, as defined by SEC regulations (e.g., directors, executive officers, any 5 percent shareholder, or immediate family member of any of the foregoing).

  Seaboard  has a written conflict of interest  policy,
which  requires  directors, officers and  employees  to
conduct their non-work activities in a manner that does
not  conflict  with  the  best interests  of  Seaboard.
Annually,  all  officers  and  salaried  employees  are
required  to  complete  a  form  disclosing  all  known
conflicts  of interest.  Seaboard's Director  of  Human
Resources  and  Seaboard's General Counsel  review  and
approve  any disclosed conflicts of interest.   In  the
event any of the executive officers disclosed any conflict of interest, Seaboard's General Counsel would discuss the conflict with Seaboard's Executive Vice
President,  Chief  Financial Officer and/or  Seaboard's
President and Chief Executive Officer. In the event the conflict involved Seaboard's President and Chief
Executive Officer and was otherwise material, the conflict would be reviewed and approved by Seaboard's
Board of Directors.

  In  addition to the procedures to review conflicts of
interest,  annually, Seaboard requires  each  director,
nominee  for  a  director and officer  of  Seaboard  to
complete  a questionnaire which requires disclosure  of
any  transaction  or  loan exceeding  $120,000  between
Seaboard and such person or any member of such person's
immediate   family.   Any  such  matters   which   were
disclosed  would  be  reviewed  by  Seaboard's  General
Counsel  and  discussed with Seaboard's  President  and
Chief   Executive   Officer   and/or   Executive   Vice
President,  Chief  Financial Officer and/or  Seaboard's
Board of Directors, depending on the materiality of the matter. During 2015, there were no such related party transactions in excess of $120,000.

  The     standards    applied    pursuant    to    the
above-described procedures are to provide comfort  that
any  conflict of interest or related party  transaction
is  on  an arms-length basis which is fair to Seaboard.
This  is principally accomplished by ensuring that  the
Seaboard   person  entering  into  or   approving   the
transaction on behalf of Seaboard is independent of the person with the conflict of interest or engaging in the related party transaction with Seaboard.

      ITEM 2:  SELECTION OF INDEPENDENT AUDITORS

  The  Audit  Committee of the Board of  Directors  has
selected  the independent registered public  accounting
firm of KPMG LLP as Seaboard's independent auditors  to
audit  the books, records and accounts of Seaboard  for
the  year ending December 31, 2016.  Stockholders  will
have  an  opportunity to vote at the annual meeting  on
whether  to  ratify the Audit Committee's  decision  in
this  regard.  Seaboard has been advised  by  KPMG  LLP
that  neither  it nor any member or associate  has  any
relationship  with  Seaboard  or  with   any   of   its
affiliates other than as independent accountants and auditors.

  Submission   of  the  selection  of  the  independent
auditors to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.
Submission to the stockholders of the selection of independent auditors is not required by Seaboard's bylaws.

  A  representative of KPMG LLP will not be present  at
the  annual  meeting,  and  thus,  will  not  have   an
opportunity   to  make  a  statement  or   respond   to
questions.

  The Board of Directors recommends that you vote for approval of the selection of KPMG LLP.

Independent Auditors' Fees

  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Seaboard's annual financial statements for 2015 and 2014, and fees billed for other services rendered by KPMG LLP during such years.

        Type of Fee             2015          2014
      _______________________________________________

      Audit Fees(1)         $2,638,370    $2,149,922
      Audit-Related Fees(2)    $42,221        $9,120
      Tax Fees (3)            $185,813      $436,194
      All Other Fees             - 0 -         - 0 -
_________________

(1) Audit    Fees,    including    those   for  statutory
    audits, include the aggregate fees paid by us  during
    2015  and 2014 for professional services rendered  by
    KPMG  LLP  for  the  audit of  our  annual  financial
    statements  and  internal  controls  over   financial
    reporting, and the review of financial statements included in our quarterly reports on Form 10-Q.

(2) Audit-Related Fees include   the    aggregate    fees
    paid by us during 2015 and 2014 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit
    Fees.

(3) Tax   Fees   include   the aggregate fees paid by  us
    during   2015  and  2014  for  professional  services
    rendered by KPMG LLP for tax compliance, tax advice and tax planning, including tax audit support and transfer pricing studies.

Pre-Approval   of   Audit  and  Permissible   Non-Audit
Services

  The  Audit  Committee  has established  a  policy  to
pre-approve   all   audit  and  permissible   non-audit
services.   Prior to the engagement of the  independent
auditor,  the Audit Committee pre-approves the services
by  category  of service.  Fees are estimated  and  the
Audit  Committee requires the independent  auditor  and
management  to  report  actual  fees,  as  compared  to
budgeted  fees  by  category  of  service.   The  Audit
Committee has delegated pre-approval authority  to  the
Audit  Committee Chairman for engagements of less  than
$25,000.    For   informational  purposes   only,   any
pre-approval  decisions  made by  the  Audit  Committee
Chairman  are  reported at the Audit  Committee's  next
scheduled  meeting.   The percentage  of  audit-related
fees, tax fees and all other fees that were approved by the Audit Committee for fiscal 2015 was 100 percent of the total fees incurred.

Audit Committee Report to Stockholders

  The  Audit  Committee  of Seaboard  is  comprised  of
three  directors who are "independent," as  defined  by
the  NYSE MKT listing standards, and operates  under  a
written  charter.   The  Audit  Committee  Charter   is
available      on      Seaboard's      website       at
www.seaboardcorp.com.

  The   Audit   Committee  has  reviewed  the   audited
financial statements for fiscal year 2015 and discussed
them with management and with the independent auditors,
KPMG  LLP.   The  Audit Committee also  discussed  with
KPMG LLP the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards.

  The   Audit   Committee  has  received  the   written
disclosures   and  the  letter  from  the   independent
auditors  required  by applicable requirements  of  the
Public Company Accounting Oversight Board regarding the
independent  auditor's communications  with  the  Audit
Committee  concerning independence, and  has  discussed
with the independent auditors their independence.   The
Audit  Committee  has  concluded that  the  independent
auditors   currently   meet   applicable   independence
standards.

  The  Audit  Committee  has reviewed  the  independent
auditors'  fees  for audit and non-audit  services  for
fiscal  year  2015.   The  Audit  Committee  considered
whether such non-audit services are compatible with maintaining independent auditor independence and has concluded that they are compatible at this time.

  Based   on   its  review  of  the  audited  financial
statements and the other materials referred to above and the various discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Seaboard's Annual Report on Form 10-K for the year ended December 31, 2015.

  The   foregoing  has  been  furnished  by  the  Audit
Committee:

   Douglas W. Baena (Chair)   David A. Adamsen     Edward I. Shifman, Jr.

             ITEM 3:  STOCKHOLDER PROPOSAL

  The  Humane  Society  of the United  States,  2100  L
Street,  NW, Washington, DC 20037, which owns at  least
$2,000 in market value of our Company's common stock, proposes the adoption of the following resolution, and has furnished the following statement in support of its proposal:

       RESOLVED,   that  shareholders   ask   that
     Seaboard  Corporation  adopt  a  policy,  and
     amend other governing documents as necessary,
     to  require  that  the Board's  Chair  be  an
     independent   director.   This   independence
     requirement shall apply prospectively, so  as
     not to violate any contractual obligation  at
     the   time   this  resolution   is   adopted.
     Compliance with this policy is waived if no independent director is available and willing to serve as Chair. The policy should also specify how to select a new independent Chair if a current Chair ceases to be independent between annual shareholder meetings.

     CONTACT:  SeaboardProposal@gmail.com

Supporting Statement:

  This proposal is based on the following logic:

  1. The role of management, including the CEO, is to run the company; and
  2. the Board's role is to provide independent oversight of management, including of the CEO;
       therefore
  3. there is a potential conflict of interest and lack of checks and balances when a CEO is his or her own overseer while simultaneously managing the business.

  As Intel's former chair Andrew Grove asks, "Is a company a sandbox for the CEO, or is the CEO an employee? If he's an employee, he needs a boss, and that boss is the Board. The Chairman runs the Board.
How can the CEO be his own boss?"

  In  the case of Seaboard, this "sandbox" scenario  is
especially   relevant:  nearly  75%  of  all   Seaboard
Corporation  stock is owned and controlled by  Seaboard
Flour LLC, which is owned by the family of Seaboard CEO and Chairman Steven J. Bresky.

  Increasingly, board members seem to agree with  Board
Chair independence. According to a Sullivan & Cromwell survey of 400 Board members, approximately 70% of respondents believe the head of management should not concurrently Chair the Board.

  Indeed, this is a growing issue: in 2012, 44% of all S&P 500 companies had Boards not chaired by their CEO.

  An independent Board Chair has also been found to improve financial performance. A 2012 GMI Ratings report, titled The Costs of a Combined Chair/CEO, found that companies with a separate CEO and Chair provide investors with five-year shareholder returns nearly 28% higher than those of companies helmed by a party of one.

  It  makes  sense,  then,  that numerous  institutions
support   separation,  including   CalPERS   (America's
largest   public   pension  fund)   and   Institutional
Shareholder Services (ISS). Additionally, The Council of Institutional Investors, whose members invest over $3 trillion, states that a "board should be chaired by an independent director."

  We believe that ensuring the Board Chair position is held by an independent director rather than a company executive would benefit Seaboard and its shareholders, and encourage shareholders to vote FOR this proposal.

Seaboard Position:

  Your Board of Directors recommends a vote AGAINST the adoption of this stockholder proposal.

                     OTHER MATTERS

  The notice of meeting provides for the election of directors, the selection of independent auditors, the stockholder proposal described in Item 3 above, and for the transaction of such other business, as may properly come before the meeting. As of the date of this proxy statement, the Board of Directors does not intend to present to the meeting any other business, and it has not been informed of any business intended to be presented by others. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will take action and vote proxies, in accordance with their judgment of such matters.

  Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of the copies of reports furnished to Seaboard and written representations that no other reports were required, Seaboard believes that during fiscal 2015, all reports of ownership required under Section 16(a) of the Securities Exchange Act of
1934 for directors and executive officers of Seaboard and beneficial owners of more than 10 percent of Seaboard's common stock have been timely filed.

                 STOCKHOLDER PROPOSALS

  It  is  anticipated that the 2017 annual  meeting  of
stockholders  will  be held on  April  24,  2017.   Any
stockholder who intends to present a proposal at the 2017 annual meeting must deliver the proposal to Seaboard at 9000 West 67th Street, Merriam, Kansas
66202, Attention: David M. Becker by the applicable deadline below:

  -  If  the   stockholder  proposal is   intended  for
     inclusion in Seaboard's proxy materials for that meeting, Seaboard must receive the proposal no later than November 10, 2016. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

  -  If  the  stockholder  proposal  is to be presented
     without  inclusion  in  Seaboard's proxy materials
     for  that  meeting,  Seaboard  must  receive   the
     proposal no later than January 25, 2017.

  Proxies solicited in connection with the 2017  annual
meeting  of  stockholders will confer on the  appointed
proxies'  discretionary voting  authority  to  vote  on
stockholder  proposals  that  are  not  presented   for
inclusion in the proxy materials, unless the proposing stockholder notifies Seaboard by January 24, 2017 that such proposal will be made at the meeting.

                 FINANCIAL STATEMENTS

  The  consolidated  financial statements  of  Seaboard
for  the  fiscal year ended December 31, 2015, together
with  corresponding  consolidated financial  statements
for  the  fiscal  year  ended December  31,  2014,  are
contained  in  the  Annual Report which  is  mailed  to
stockholders  with  this proxy statement.   The  Annual
Report is not to be regarded as proxy solicitation material.

                ADDITIONAL INFORMATION

  Any   stockholder  desiring  additional   information
about  Seaboard  and its operations may,  upon  written
request,  obtain a copy of Seaboard's Annual Report  to
the  Securities and Exchange Commission  on  Form  10-K
without   charge.   Requests  should  be  directed   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th  Street, Merriam, Kansas 66202.  Seaboard's Annual
Report to the Securities and Exchange Commission on Form 10-K is also available on Seaboard's Internet website at www.seaboardcorp.com.

            HOUSEHOLDING OF PROXY MATERIALS

  The  Securities and Exchange Commission  has  adopted
rules   that   permit   companies  and   intermediaries
(including    brokers)   to   satisfy   the    delivery
requirements for proxy statements, annual  reports  and
notices  of  internet availability of  proxy  materials
with  respect to two or more stockholders  sharing  the
same  address by delivering a single package  of  these
materials   addressed  to  those  stockholders.    This
process,   which   is   commonly   referred    to    as
"householding," potentially means extra convenience for stockholders and cost savings for companies.

  We  have adopted a "householding" procedure that  you
may wish to follow.  If you are receiving multiple sets
of  proxy  materials  and wish to  have  your  accounts
householded,    call    Shareholder    Relations     at
(913)   676-8800   or  send  written  instructions   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Merriam, Kansas 66202. If you no longer wish to participate in householding (and instead wish that each stockholder sharing the same address with you receives a complete set of proxy materials), you must provide written notification to Shareholder Relations to withhold your consent for householding. We will act in accordance with your wishes within 30 days after receiving such notification.

  Many  brokerage firms participate in householding  as
well.   If  you  have a householding request  for  your
brokerage   account,   please  contact   your   broker.

                Shareowner Services
SEABOARD        P.O. Box 64945
CORPORATION     St. Paul, MN 55164-0945



                                        Vote by Internet, Telephone or Mail
                                           24 Hours a Day, 7 Days a Week

                                            Your phone or Internet vote
                                                authorizes the named
                                        proxies to vote your shares in the
                                           same manner as if you marked,
                                          signed and returned your proxy
                                                        card.

                                          -INTERNET/MOBILE -
                                           www.proxypush.com/seb
                                           Use the Internet to vote your
                                           proxy until 11:59 p.m. (CT) on
                                           April 24, 2016.

                                          -PHONE - 1-866-883-3382
                                           Use a touch-tone telephone to
                                           vote your proxy until 11:59
                                           p.m. (CT) on April 24, 2016.

                                          -MAIL - Mark, sign and date your
                                           proxy card and return it in the
                                           postage-paid envelope provided.

                                        If you vote your proxy by Internet
                                        or by Telephone, you do NOT need to
                                        mail back your Proxy Card.





 The Board of Directors recommends a vote FOR all the nominees listed, FOR
                        Item 2 and AGAINST Item 3.

1. Election
   of
   directors: 01 Steven J. Bresky     [ ] Vote FOR       [ ] Vote WITHHELD
              02 David A. Adamsen         all nominees       from all nominees
              03 Douglas W. Baena        (except as
              04 Edward I. Shifman Jr.    marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Ratify the appointment of KPMG LLP as
   independent auditors of the Company.   [ ] For    [ ] Against    [ ] Abstain

3. Stockholder proposal regarding
   the Board of Director Chair being an
   independent director.                  [ ] For    [ ] Against    [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign and indicate changes below: [ ]  Date___________



                                             Signature(s) in Box

                                             Please  sign  exactly   as   your
                                             name(s)    appear(s)    on    the
                                             Proxy.   If   held    in    joint
                                             tenancy,   all   persons   should
                                             sign. Trustees,  adminis-trators,
                                             etc.,  should  include  title and
                                             authority.  Corporations   should
                                             provide  full name of corporation
                                             and title  of  authorized officer
                                             signing the Proxy.

                           SEABOARD CORPORATION

                      ANNUAL MEETING OF STOCKHOLDERS

                          Monday, April 25, 2016














SEABOARD CORPORATION                                             PROXY
___________________________________________________________________________

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 25, 2016

The undersigned hereby appoints Steven J. Bresky and Robert L. Steer and each of them, proxies with full power of substitution, to vote as designated below, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Seaboard Corporation (the "Company") on April 25, 2016, and any adjournments thereof, with all power that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE DIRECTORS, "FOR" ITEM 2 and "AGAINST" ITEM 3.





                   See reverse for voting instructions.